UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 28, 2006

MathStar, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-51560	41-1881957

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 Green Oak Drive, Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (952) 746-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 –Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On February 28, 2006, MathStar, Inc. issued a press release announcing financial results for the quarter and year ended December 31, 2005.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of MathStar, Inc. under the Exchange Act or the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

The following exhibit is being furnished with this Current Report on Form 8-K:

99.1        A copy of the press release issued by MathStar, Inc. on February 28, 2006 reporting its financial results for the quarter and year ended December 31, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MathStar, Inc.

Date: February 28, 2006.
	By:	/s/ James W. Cruckshank

Vice President of Administartion
and Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)